Exhibit 10.2

(1 of 2)

June 21, 2006

Ing. Carlos A. Morales Gil

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 41

Colonia Huasteca

México, D.F. 11311

México

Dear Ing. Morales:

We hereby consent to the references to our firm as set froth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2005, under the heading “Exploration and Production (Reserves)”. We reviewed estimates, as of December 31, 2004, of the proved crude oil, condensate, and natural gas reserves and the oil equivalent of 18 fields with interests owned by the United Mexican States (“Mexico”). These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located offshore Mexico, in the Northeastern Marine Region, and are those referenced in our audit letter dated May 6, 2005.

Very truly yours,

Netherland, Sewell International, S. de R.L. de C.V.

By:	/s/ FREDERIC D. SEWELL
Frederic D. Sewell
President

Exhibit 10.2

(2 of 2)

June 21, 2006

Ing. Carlos A. Morales Gil

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 41

Colonia Huasteca

México, D.F. 11311

México

Dear Ing. Morales:

We hereby consent to the references to our firm as set froth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2005, under the heading “Exploration and Production (Reserves)”. We reviewed estimates, as of December 31, 2004, of the proved crude oil, condensate, and natural gas reserves and the oil equivalent of 147 fields with interests owned by the United Mexican States (“Mexico”). These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located onshore Mexico, in the Southern Region, and are those referenced in our audit letter dated May 27, 2005.

Very truly yours,

Netherland, Sewell International, S. de R.L. de C.V.

By:	/s/ FREDERIC D. SEWELL
Frederic D. Sewell
President